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                                                                   EXHIBIT 10.14


                       DEDICATED TRANSPORTATION AGREEMENT


AGREEMENT made and entered into as of the 1st day of August, 1999 by and between SONOCO PRODUCTS COMPANY AND ITS SUBSIDIARIES AND AFFILIATES, having an office at NORTH SECOND STREET, HARTSVILLE, SC 29550, (hereinafter referred to collectively as the "COMPANY,") and LANDAIR TRANSPORT, INC. having an office at 430 AIRPORT ROAD, GREENEVILLE, TENNESSEE 37745 and engaged in conducting the business of transporting property by motor vehicle as a contract carrier (hereinafter referred to as the "CARRIER"):

                             W I T N E S S E T H:

WHEREAS, CARRIER, as an independent contractor, desires to furnish dedicated motor carrier services to the COMPANY for the transportation of GENERAL COMMODITIES and represents that it is a duly qualified contract motor carrier in interstate commerce under authority issued by the U. S. Department of Transportation (DOT) or the former Interstate Commerce Commission (ICC), and where applicable, is a duly qualified contract motor carrier in intrastate commerce under authority issued by the state or states(s) involved; and

WHEREAS, COMPANY has certain needs and requirements for dedicated motor carriage transportation and related services and desires to utilize CARRIER to perform such services;

WHEREAS, CARRIER desires and agrees to provide the transportation and related services required by COMPANY; and

WHEREAS, this Agreement is entered by COMPANY and CARRIER in accordance with 49 U.S.C. PARA. 14101(b);

NOW, THEREFORE, in consideration of the premises and the mutual agreement herein contained, the parties hereto agree as follows:

1. CARRIER represents and warrants that it has currently in effect lawful authority, a copy of which is attached hereto as (Exhibit A), authorizing CARRIER to furnish services hereunder as a contract carrier. CARRIER agrees to maintain such authority in effect during the term hereof. In the event that all or any portion of CARRIER'S operating authority required by this Agreement shall be revoked, canceled, suspended or discontinued by operation of law or otherwise, CARRIER agrees to 1) immediately terminate motor carriage transportation, and 2) promptly notify COMPANY. If in such event CARRIER fails to terminate or to notify COMPANY, COMPANY will not be assessed or responsible for transportation charges for such services provided after the date of discontinuance, revocation, cancellation or suspension of CARRIER'S operating authority.

2. Subject to the terms, conditions and provisions of this Agreement, including the Exhibits and Addenda hereto, which Exhibits and Addenda are incorporated into and made a part of this Agreement, COMPANY agrees to tender or cause to be tendered to CARRIER, for



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                       DEDICATED TRANSPORTATION AGREEMENT


        transportation in intrastate, interstate or foreign commerce, truckload shipments in each annual period during the term of this Agreement, between points and places in the United States as directed by COMPANY, and CARRIER agrees to accept such tender and to transport and deliver each shipment promptly and efficiently, as so directed, at CARRIER'S sole risk, cost and expense.

3. Except as expressly stated hereunder, any rates, terms, conditions, or provisions maintained by CARRIER in tariffs, schedules or circulars shall not apply to the transportation of commodities tendered by COMPANY to CARRIER hereunder, and any tender of commodities by COMPANY to CARRIER for transportation in interstate or intrastate commerce within the scope of CARRIER'S authority as herein above specified shall be deemed to be a tender to CARRIER as a contract carrier and shall be subject only to the terms, conditions and provisions of this Agreement, including the rates and charges as set forth in Exhibit C, which exhibits are incorporated into and made a part of this Agreement.

4. Each shipment shall be evidenced by a receipt in the form specified by COMPANY, which shall be signed by CARRIER or COMPANY'S agent or employee showing the kind and quantity of commodities received by CARRIER at origin, but the absence or loss of any such receipt shall not relieve CARRIER of its obligations and responsibilities with respect to any shipment made hereunder. The receipt shall be conclusive evidence that the commodities were received by CARRIER in good order and condition, unless otherwise noted specifically on the face thereof by CARRIER. In the event that COMPANY elects to use a bill of lading, manifest or other form of freight receipt or contract, any terms, conditions and provisions of such bill of lading, manifest or other form shall be subject and subordinate to the terms, conditions and provisions of this Agreement and, in the event of a conflict between the terms, conditions and provisions of such bill of lading, manifest or other form and of this Agreement, the terms, conditions and provisions of this Agreement shall govern. Upon delivery of each shipment made hereunder, CARRIER shall obtain a receipt, in a form specified or approved by COMPANY, showing the kind and quantity of commodities delivered to the consignee of such shipment at the destination specified by COMPANY and the time of such delivery, and CARRIER shall cause such receipt to be signed by such consignee or by such consignee's agent or employee at such destination.

5. CARRIER, at its cost and expense, shall provide motor vehicles and equipment as specified on the Exhibits and Addenda to this Agreement. The motor vehicles and equipment shall be used in the services to be performed hereunder, and such vehicles shall be satisfactory to the COMPANY and CARRIER shall maintain such vehicles and equipment in good and efficient condition, both as to operation and appearance and, except as stated in this Agreement or in the Addenda or Exhibits hereto, at CARRIER'S cost and expense. CARRIER shall employ personnel in the operation of such vehicles and equipment that are satisfactory to the COMPANY, shall procure and maintain all licenses and permits as required by local, state, or federal authorities with respect to such transportation services and shall comply with all laws and regulations applicable thereto.



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                       DEDICATED TRANSPORTATION AGREEMENT


6. As the entire compensation for the services provided by CARRIER hereunder, COMPANY shall pay CARRIER in accordance with the rates, charges, and provisions set forth in the Addenda and Exhibit C to this Agreement. The rates, charges, and provisions set forth in the Addenda and Exhibit C shall remain in effect during the term of this Agreement unless amended by COMPANY and CARRIER in a signed and dated writing. CARRIER shall retain a copy of all contracts and amendments for a period of three years after termination or expiration.

7. All outbound shipments tendered to CARRIER under this Agreement shall be freight prepaid except for shipments destined to COMPANY facilities which may be shipped freight collect. COMPANY will make payment within 21 days of receipt of freight bill. A failure of COMPANY to make payment within 21 days shall not be considered a breach of this Agreement.

8. CARRIER shall be an independent contractor and shall have exclusive control and direction of the employees operating vehicles or otherwise engaged in such transportation services. CARRIER assumes full responsibility for the payment of local, state, and federal payroll taxes or contributions or taxes for unemployment insurance, old age pensions, workers' compensation, or other social security and related protection with respect to the employees engaged in the performance of such transportation services and agrees to comply with applicable rules and regulations promulgated under such laws.

9. To the fullest extent permitted by law, CARRIER shall indemnify, defend and hold harmless COMPANY, its officers, employees, agents and representatives from and against any and all claims, causes of action, damages, claims for damages, liability, loss or expense, including attorney's fees and expenses of litigation, arising out of or in any way related to the performance of this contract. CARRIER further agrees to indemnify, defend and hold harmless COMPANY, its officers, employees and representatives from any and all such claims, including but not limited to claims for property damage, bodily injury, emotional distress or death, and including but not limited to claims, injuries or damages caused or alleged to be caused in whole or in part by any negligent or willful act or omission of CARRIER or anyone for whose acts CARRIER may be liable. COMPANY agrees to reimburse CARRIER for damage to trailers resulting from COMPANY'S loading, unloading or overloading of trailers.

10. CARRIER further agrees to procure and maintain, at its sole cost, and from an insurance carrier approved by COMPANY, Worker's Compensation Insurance, Employer's Liability Insurance, Comprehensive General Liability Insurance and Automobile Liability Insurance, all in conformance with the requirements of this contract. COMPANY shall be named as an additional insured on each of the above-listed policies except for Worker's Compensation. CARRIER shall be required to provide to COMPANY certificates of insurance evidencing the existence and maintenance of each these policies and the fact that COMPANY is afforded insurance coverage as an additional insured under each of the policies specified above. Such certificate of insurance shall be made a part of this Agreement and shall be identified as Exhibit B. CARRIER'S failure to provide said certificates of insurance as



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                       DEDICATED TRANSPORTATION AGREEMENT


        required shall not relieve CARRIER of its obligation to procure insurance as required herein. The insurance required by this provision shall specifically include and provide contractual liability insurance covering the CARRIER'S obligations under this paragraph. CARRIER shall maintain comprehensive General and Automobile Liability Insurance written with limits of liability as follows: Combined Single Limit Comprehensive Liability for Bodily Injury and Property Damage of not less than $1,000,000 per Occurrence and $5,000,000 Aggregate, and Combined Single Limit Comprehensive Automobile Liability for Bodily Injury and Property Damage of not less than $1,000,000 per Occurrence and $5,000,000 Aggregate. All insurance policies shall contain a provision that the coverage afforded thereunder shall not be canceled or restrictive modifications added, until at least thirty (30) days prior written notice has been given COMPANY.

11. CARRIER shall be liable to the COMPANY for the full actual loss, damage, or injury to property occurring while in the possession or under the control of CARRIER hereunder or resulting from CARRIER'S performance of or failure to perform the services provided for herein; provided, however, COMPANY shall be responsible for all product loading and unloading, and damage and loss resulting from loading and unloading shall not be the responsibility of CARRIER. If a shipment or any part thereof is lost, damaged or destroyed, and COMPANY believes CARRIER is responsible for such loss, damage or destruction, the COMPANY will give CARRIER notice of a potential claim (including an opportunity to investigate) and shall thereafter submit a claim in writing and CARRIER shall pay to the COMPANY the COMPANY'S invoice price applicable to the kind and quantity of cargo so lost, damaged, or destroyed, and unless included in the sales price, all taxes or fees which the COMPANY may have paid or may be required to pay or collect in respect to said cargo, but the COMPANY shall deduct from its claim against CARRIER the reasonable salvage value of any damaged cargo, and CARRIER shall not be responsible for consequential damages resulting from product loss. All claims for loss or damage shall be filed by COMPANY with CARRIER within nine months from the time of delivery. CARRIER shall settle such claims within 90 days from the filing date of said claim, or mutually agree with COMPANY for an extension of that time limit. Suits for loss or damage to commodities shall be instituted against CARRIER no later than two years from the day that written notice is given by CARRIER to COMPANY that the CARRIER has disallowed the claim or any part of the claim. The parties agree that any statute of limitations lessening the time for filing suit for loss or damage shall not apply.

12. In the event the performance of the Agreement by either party is affected by Force Majeure such as strike or other labor disturbance, fire, riot, wars, acts of God, governmental regulations, or any other cause beyond the reasonable control of either party hereto, the running of all periods of time mentioned herein shall be suspended during the continuance of such interruption. Such period of suspensions shall not in any way invalidate this Agreement, but on resumption of operations, the deliveries shall be continued and no liability shall be incurred by either party for damages resulting from such suspensions.

13. This Agreement shall not be assigned or transferred by CARRIER or COMPANY without the written consent of the other party hereto. However, COMPANY may assign its interest



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                       DEDICATED TRANSPORTATION AGREEMENT


        without such consent to a wholly owned subsidiary of COMPANY. In the event this Agreement is assigned or transferred by either party pursuant to this Agreement, the assignee and/or transferee shall be bound and obligated to perform all of the terms and conditions set forth herein. In addition, the assignor or transferor herein shall continue to be bound and obligated to the terms and conditions herein unless released in writing by the other party.

14. Except as and to the extent required by law, or as may be necessary for the performance of its duties hereunder, CARRIER shall not disclose the existence of this Agreement, any provision hereof, or any information provided by COMPANY to CARRIER in connection herewith, without the written consent of COMPANY, and the provisions of this section shall survive the termination, expiration or cancellation of this Agreement.

15. Should a dispute over services rendered or charges assessed under the terms and conditions of this Agreement arise that cannot be settled by the parties hereto, CARRIER and COMPANY agree to have such dispute arbitrated by a mutually-agreeable third party and to be bound by the result of such arbitration.

16. This Agreement shall be subject to and shall be interpreted in accordance with the laws of the State of South Carolina both as to interpretation and performance.

17. CARRIER shall not have and expressly waives any lien, security interest or encumbrance on any shipment tendered by COMPANY hereunder.

18. To the extent that CARRIER may engage another carrier to transport a shipment tendered by COMPANY hereunder in whole or in part ("Substituted Service"), CARRIER shall remain responsible to COMPANY for loss or damage to commodities or any other obligation of CARRIER included hereunder as if CARRIER had performed the Substituted Service itself, and CARRIER shall be solely responsible to pay the transportation charges of any substituted carrier. CARRIER shall also indemnify and defend COMPANY from and against claims or causes of action of any kind made by such carrier or by any other person in connection with the provision of the Substituted Service.

19. Except as provided hereunder, COMPANY and CARRIER expressly waive any and all rights and remedies that are provided under Part B of Subtitle IV of Title 49, United States Code, except where otherwise prohibited by law.

20. This Agreement, including the Exhibits and Addenda incorporated herein and made a part of this Agreement, alone states the rights and obligations of the parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings or other agreements.

21. This Agreement may not be modified or amended except by an instrument in writing that is signed by the parties. COMPANY and CARRIER agree that, if desired, such amendments may be made by facsimile.



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                       DEDICATED TRANSPORTATION AGREEMENT


22. Whenever this Agreement refers to the original parties, CARRIER and COMPANY, the terms shall include each parties' respective successors, successors-in-title, assigns, transferees or any other legal representative of a party to so bind and obligate such successor, successor-in-title, assignee, transferee or other legal representative to the terms and conditions herein.

23. The term of this Agreement shall commence on the date first above written and shall continue in effect for the period(s) set forth on the Addenda and Exhibits hereto (as such are amended and supplemented from time to time); provided, however, that in the absence of written notice delivered to the other party by either party to this Agreement of the intention not to continue under the terms of this Agreement, beginning on the day that is 90 days before the scheduled termination of this Agreement (with respect to any service hereunder) the term of this Agreement shall be extended one extra day for each day of operation under this Agreement until either or both parties have given notice of their intention to terminate. It is the intention of this "evergreen" extension clause that each party have at least 90 days notice of the other party's intention not to continue under this Agreement.


IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



COMPANY:                                  CARRIER:

SONOCO PRODUCTS COMPANY                   LANDAIR TRANSPORT, INC.
NORTH SECOND STREET                       430 AIRPORT ROAD
HARTSVILLE, SC 29550                      GREENEVILLE, TN 37745

BY: /s/ Thomas Carpenter                  BY: /s/ John R. Morris
    --------------------------------          ----------------------------------

TITLE: Director, Corporate Logistics      TITLE: President, Dedicated Operations
       -----------------------------             -------------------------------

WITNESS: Donna Weaver                     WITNESS: P. Michael Davis
         ---------------------------               -----------------------------





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